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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 11, 1995
                                                        ------------------



                           NATIONAL MEDIA CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                      1-6715                   13-2658741
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


1700 Walnut Street, Philadelphia, PA                             19103
----------------------------------------                       ----------
(Address of principle executive offices)                       (Zip Code)

Registrant's telephone number, including area code    (215) 772-5000
                                                    -----------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         ------------------------------

Exhibit Index appears on Page  4
                             -----

                                   Page 1 of 7
                                       ---  ---

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Item 5.   Other Events.


          On September 11, 1995, National Media Corporation (the "Company") announced that it had reached an agreement to acquire DirectAmerica Corporation ("DirectAmerica") and California Production Group, Inc. ("CPG"), infomercial production companies based in Oxnard, California. Under the terms of the acquisition, the Company will acquire all of the issued and outstanding equity ownership of DirectAmerica and CPG for 554,456 shares of the Company's common stock. Upon completion of the acquisition, DirectAmerica and CPG will be combined to form a wholly-owned subsidiary of the Company and Jack Kirby, Chairman and Chief Executive Officer of DirectAmerica, will serve as Chief Executive Officer of the subsidiary and as Executive Vice President of the Company. The acquisition is subject to completion of a due diligence examination of DirectAmerica and CPG by the Company and the execution of a definitive agreement.

          A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.


Item 7.   Financial Statements and Exhibits.

              (c)    Exhibits:

              99 Press release of National Media Corporation dated September 11, 1995.

                                       -2-

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NATIONAL MEDIA CORPORATION
                                  --------------------------
                                  (Registrant)


                                  /s/ Constantinos I. Costalas
                                  ---------------------------------------------
                                  Constantinos I. Costalas
                                  Vice Chairman and Principal Financial Officer



Date: September 21, 1995


                                       -3-

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                                  EXHIBIT INDEX



          (c)    Exhibits:

          99     Press release of National Media Corporation dated
                 September 11, 1995.

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